UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 1-12507

Date of Report (date of earliest event reported):  March 16, 2011

ARROW FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

New York

22-2448962

(State or other jurisdiction of

(I.R.S. Employer Identification No.)

incorporation or organization)

          250 Glen Street

       Glens Falls, New York

12801

(Address of principal executive offices)

(Zip Code)

(518) 745-1000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act.

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item  8.01

Other Events.

The following information is filed pursuant to Item 8.01.

On March 15, 2011, Arrow Financial Corporation (the “Registrant”) filed with the Securities and Exchange Commission a definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) relating to its Annual Meeting of Shareholders to be held on April 27, 2011 (the “Meeting”).  Subsequent to such filing, the Company became aware that the number of shares of common stock of the Registrant (“Common Stock”) disclosed in the Proxy Statement as outstanding on March 1, 2011, the record date for the Meeting (the “Record Date”) was inaccurate.  In two places the Proxy Statement indicated that the number of shares of Common Stock outstanding on the Record Date was 11,723,224.  This was not correct.  Due to an inadvertent error, certain shares in one of the Company’s stock plans, specifically, 240,052 shares, were double-counted in calculating the reported number.  The correct number of shares of Common Stock outstanding on the Record Date was 11,483,172, or 2.05% fewer than the reported number of shares.

As a result of this miscalculation, the percentage of shares beneficially owned by certain officers and directors of the Registrant on the Record Date, as disclosed in the Directors’ and Executive Officers’ Stock Ownership Table on page 9 of the Proxy Statement is understated by a similarly small amount.  Specifically, the percentage of the outstanding shares of Common Stock beneficially owned by the Company’s President and Chief Executive Officer, Thomas L. Hoy, on the Record Date was actually 1.94%, as opposed to the 1.90% level reported in the table, and the percentage of the outstanding shares owned by all directors and executive officers of the Company as a group (15 persons) on that date was actually 5.14%, as opposed to the 5.03% level reported in the table.

Also as a result of the inadvertent miscalculation, the percentage of the outstanding shares of Common Stock held by the Company’s subsidiary banks, in their capacity as fiduciary of numerous accounts in their respective Trust Departments, was also understated by a small amount.  The percentage of shares held on the Record Date by the Registrant’s subsidiary banks in their fiduciary capacity, treated as a group, is reported as 13.69%, whereas the actual level of held on that date was 13.98%.  The Registrant believes that the inaccuracies in the Proxy Statement as filed, described above, are not material individually or in the aggregate.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION

Dated: March 22, 2011	By:/s/ Terry R. Goodemote
Terry R. Goodemote, Senior Vice President
Treasurer and Chief Financial Officer